Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Conifer Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nicholas J. Petcoff, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2023

/s/ Nicholas J. Petcoff
Nicholas J. Petcoff
Co-Chief Executive Officer